Exhibit 99(a)
2007 Sandler O'Neill East Coast Financial Services Conference NOVEMBER 12-13, 2007 Mike Vea Chairman, President and Chief Executive Officer Growing, Transforming, and Improving

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the markets in which Integra does business, are less favorable than expected; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra to maintain required capital levels and adequate sources of funding and liquidity; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect Integra or the business in which Integra is engaged; (10) ability to attract and retain key personnel; (11) difficulties in combining the operations of Peoples; (12) ability to secure confidential information through the use of computer systems and telecommunications network; and (13) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity, and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

As of September 30, 2007 PCBI branches. Integra Bank N.A. Total Assets: $3.3 Billion Total Loans: $2.3 Billion Total Deposits: $2.4 Billion Number of Branches: 80 Employees: 834 Combined Companies Total Assets: $4.2 Billion Total Loans: $3.0 Billion Total Deposits: $3.1 Billion Number of Branches: 99 We announced our proposed merger with Peoples Community Bancorp on September 13th. Overview - Integra Franchise

Strategy Acquire New Customers - Do More With Them. Increase our presence in faster growing Metro Markets through selective acquisitions and by continuing to recruit successful lending and product teams. Improve our Margin and Net Interest Income by improving our Loan and Asset Mix. Allocate capital to highest uses to increase Total Shareholder Return.

Strategy Acquire New Customers High Performance Checking High Performance Business Checking Competitive Product Set Build in-house or private label best in class Service Differentiation I Care Extended Banking Hours New Branch Prototype

Results CHECKING ACCOUNT AND SERVICE CHARGE GROWTH Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings Avg Y/YGrowth = 7.5% Avg Y/YGrowth = 13.6%

Results NON INTEREST INCOME GROWTH Debit Card income is up 40.4% from 3Q06 Deposit Service Charge income is up 9.3% from 3Q06

Results COMMERCIAL STRATEGY Recruit proven teams with strong track records - CRE Team in 2003 - Cincinnati Commercial Team in mid-2006 Hired new Evansville Commercial Manager in 2007 Hired Evansville Senior Lender in 3Q 2007 Hired Chicago Commercial Manager and several new lenders second half of 2007

Cincinnati Commercial Commercial Real Estate Initiative Results COMMERCIAL LOAN GROWTH

Performance Improvement Improving Operating Leverage

Capital Management Target returning 35-70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase Dividend policy - payout 35-50% of earnings Increased dividend 5.8% to $0.18 on June 20, 2007 Board approved stock buyback plan - 2.5% or $12.5 million

Integra Expands Presence in Greater Cincinnati, Ohio Merger consistent with Integra's growth strategy Enhances existing Cincinnati franchise Attractive market demographics - premier branch locations in highest growth markets in Cincinnati Leverages existing in-market management Ability to leverage retail and small business expertise Attractive deal economics

Attractive Relative Value As of October 11, 2007

Conclusion Growing our Retail and Business customer base faster than our underlying market growth Transforming our Balance Sheet and Market demographic Mix Improving our margin and operating leverage Market Price does not reflect these results

Growing, Transforming, and Improving